EXHIBIT 10.11

                       FOURTH AMENDMENT TO LOAN AGREEMENT


    THIS FOURTH AMENDMENT TO LOAN AGREEMENT (the "AMENDMENT"), dated as of October 30, 1998, is between GEOSCIENCE CORPORATION (the "COMPANY"), and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION (a "BANK"), and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as agent for itself and the other banks and lending institutions from time to time party thereto (the "Agent").

                                R E C I T A L S:

    A.The Company, the Agent and the Bank entered into that certain Loan Agreement, dated as of December 6, 1996, pursuant to which the Bank agreed to make available to the Company revolving credit loans (as heretofore amended as of April 30, 1997, December 10, 1997 and April 30, 1998 and as hereafter amended, modified or supplemented from time to time, the "AGREEMENT").

    B.The Company, the Agent and the Bank now desire to amend the Agreement to extend the Termination Date and as may otherwise herein be set forth.

    NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows intending to be legally bound:

                                    ARTICLE I

                                   DEFINITIONS

    Section 1.1 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                   AMENDMENTS

    Section 2.1 AMENDMENT TO ARTICLE 1. Effective as of the date hereof, each reference to the date "October 30, 1998" contained in the definition of the term "TERMINATION DATE" is hereby amended to read "February 28, 1999".

                                   ARTICLE III

                RATIFICATIONS, REPRESENTATIONS AND WARRANTIES
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    Section 3.1 RATIFICATIONS. The terms and provisions set forth in this
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Loan Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Company, the Agent and the Bank agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

    Section 3.2 REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Agent and the Bank that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Company and will not violate the articles of incorporation or bylaws of the Company, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) the Company is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                   ARTICLE IV

                                  MISCELLANEOUS

    Section 4.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Bank or any closing shall affect the representations and warranties or the right of the Agent and each Bank to rely upon them.

    Section 4.2 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

    Section 4.3 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

    Section 4.4 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Agent, the Bank and the Company and their respective successors and assigns, except the Company may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and each Bank.
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    Section 4.5 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

    Section 4.6 EFFECT OF WAIVER. No consent or waiver, express or implied, by the Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by the Company shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

    Section 4.7 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

    Section 4.8 NON-APPLICATION OF CHAPTER 346 OF TEXAS FINANCE CODE. The provisions of Chapter 346 of the Texas Finance Code (Vernon's Annotated Texas Statutes) are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

    Section 4.9 ENTIRE AGREEMENT. THIS AMENDMENT, THE AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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      Executed as of the date first written above.

                                    COMPANY:

                                    GEOSCIENCE CORPORATION


                                    By:   /s/ Ray F. Thompson
                                    Name: Ray F. Thompson
                                    Title:      Vice President


                                     AGENT:

                                    WELLS FARGO BANK (TEXAS), NATIONAL
                                    ASSOCIATION
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                                    By:   /s/ David M. Anderson
                                          David M. Anderson, Vice President


                                      BANK:

                                    WELLS FARGO BANK (TEXAS), NATIONAL
                                    ASSOCIATION


                                    By:   /s/ David M. Anderson
                                          David M. Anderson, Vice President

    The undersigned in its capacity as a guarantor hereby consents to the execution of this Fourth Amendment to Loan Agreement pursuant to which the Termination Date is extended and agrees that its guaranty issued pursuant to that certain Limited Guaranty Agreement dated December 6, 1996 (the "Guaranty") shall remain in full force and effect and continue to be the legal, valid and binding obligation of the undersigned enforceable in accordance with its terms to guaranty the Obligations as herein modified and extended. Notwithstanding anything to the contrary contained in the Guaranty, the undersigned hereby irrevocably waives any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the undersigned to the rights of Agent or any Bank) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from the Company or any other party liable for payment of any or all of the indebtedness guaranteed under the Guaranty for any payment made by the undersigned under or in connection with the Guaranty or otherwise.

                                   GUARANTOR:

                                    TECH-SYM CORPORATION


                                    By:   /s/ Ray F. Thompson
                                    Name: Ray F. Thompson
                                    Title:  Vice President